UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz
William Blair Funds
222 West Adams Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	April 30, 2014 Semi Annual Reports transmitted to shareholders.

April 30, 2014 Multi-Asset and Alternatives Funds
William Blair Funds Semiannual Report

April 30, 2014	William Blair Funds	1

MACRO ALLOCATION FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Brian D. Singer Thomas Clarke

The William Blair Macro Allocation Fund (Class N shares) posted a 3.41% increase, net of fees, for the six months ended April 30, 2014. By comparison, the Fund’s benchmark indices, the Bank of America Merrill Lynch 3-Month US Treasury Bill Index and its Long-Term Comparative Index, returned 0.03% and 2.32%, respectively, for the same period. The Long- Term Comparative Index return is comprised of the following indices: 40% Barclays US Aggregate Index, 30% MSCI All Country World Index (net), and 30% Bank of America Merrill Lynch 3-Month US Treasury Bill Index.

The Fund benefited from positive contributions from both its market-oriented strategies and its currency-oriented strategy during the period covered by this report. Market performance benefited from an aggregate long exposure to equities, particularly within peripheral Europe and tactically within the U.S., as well as from a long exposure to U.S. investment grade fixed income. Market performance suffered due to short exposures to safe haven sovereign bond markets within the European Monetary Union and in Switzerland. Currency performance benefited from long exposures to the Indian rupee and the Indonesian rupiah and a short exposure to the Australian dollar. Currency performance was hurt by short exposures to the Swiss franc and the New Zealand dollar.

We believe that the Fund remains positioned consistent with an elevated level of long-term opportunity. We have gradually and generally reduced the magnitude of our market exposures, both overweights and underweights, during the past several quarters. Beginning midway through the first calendar quarter of 2014, we began to generally increase the active risk within the currency strategy. We view the recent quarters of generally low volatility as indicative of possible risks building within the markets. As such, within the market strategies we are specific and precise with our exposures and have, as previously referenced, reduced overall active risk. The opportunity set within currencies continues to prove attractive, and we anticipate that the increased level of active risk we have within currencies will continue in the near-term in order to best take advantage of a generally widened opportunity set.

2	Semiannual Report	April 30, 2014

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 4/30/2014

	Fiscal Year to Date	1 Year	Since Inception(a)	Since Inception(b)
Class N	3.41%	9.49%	13.19%
Class I	3.52%	9.76%	13.44%
Institutional Class	3.55%	N/A		3.79%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.06%	0.08%	0.03%
Long-Term Comparative Index	2.32%	4.14%	6.39%	2.50%

(a)	For the period from November 29, 2011 (Commencement of Operations) to April 30, 2014.
(b)	For the period from October 21, 2013 (Commencement of Operations) to April 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1). Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% Morgan Stanley Capital International (MSCI) All Country World Index (net), and 30% BofA Merrill Lynch 3-month U.S. Treasury Bill Index.

This report identifies the Fund’s investments on April 30, 2014. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of April 30, 2014.

Category	%
Equity Exchange-Traded Funds	39.0%
Fixed Income Exchange-Traded Funds	28.8%
Common Stock	0.6%
U.S. Government	12.4%
Options	0.1%
Repurchase Agreements	20.0%
Securities Sold Short	-6.1%
Cash and other assets, less liabilities	5.2%
Net Assets	100.0%

April 30, 2014	William Blair Funds	3

William Blair Macro Allocation Fund

Portfolio of Investments, April 30, 2014 (unaudited)

Issuer	Shares or Principal Amount	Value

Exchange-Traded Funds—67.8%

Equity Exchange-Traded Funds—39.0%
Guggenheim China Small Cap ETF(a)	306,500	$7,426,495
Guggenheim Frontier Markets ETF(a)	149,400	2,457,630
iShares China Large-Cap ETF(a)	212,500	7,422,625
iShares Global Energy ETF(a)	402,000	18,648,780
iShares Russell 1000 Value ETF(a)	1,206,000	117,440,280
Market Vectors Russia ETF	534,200	12,131,682
SPDR S&P 500 ETF Trust(a)	308,500	58,130,655
Utilities Select Sector SPDR Fund	289,500	12,529,560
Vanguard FTSE Emerging Markets ETF(a)	84,900	3,475,806
Total Equity Exchange-Traded Funds		239,663,513
Fixed Income Exchange-Traded Funds—28.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	612,200	72,331,430
iShares MBS ETF(a)	724,500	77,463,540
SPDR Barclays High Yield Bond ETF(a)	548,000	22,659,800
WisdomTree Emerging Markets Local Debt Fund ETF(a)	105,400	4,849,454
Total Fixed Income Exchange-Traded Funds		177,304,224
Total Exchange-Traded Funds—67.8% (cost $396,601,880)		416,967,737

Common Stock—0.6%

Europe—0.6%
France—0.6%
Schneider Electric S.A. (Electrical equipment)	40,400	3,786,104
Total Common Stock—0.6% (cost $3,278,374)		3,786,104

Repurchase Agreement—20.0%
Fixed Income Clearing Corporation, 0.000% dated 4/30/14, due 5/1/14, repurchase price $122,567,059 collateralized by U.S. Treasury Note, 1.250%, due 11/30/18	122,567,059	$122,567,059
Total Repurchase Agreement—20.0% (cost $122,567,059)		122,567,059

U.S. Government—12.4%
U.S. Treasury Bill, 0.110%, 5/1/14	2,000,000	2,000,000
U.S. Treasury Bill, 0.129%, 5/29/14(b)	2,000,000	1,999,799
U.S. Treasury Bill, 0.144%, 6/26/14(b)	2,500,000	2,499,438
U.S. Treasury Bill, 0.112%, 7/24/14(b)	2,500,000	2,499,347
U.S. Treasury Bill, 0.115%–0.129%, 8/21/14(b)	7,500,000	7,497,165

Issuer	Shares/ Principal Amount/ Contracts	Value

U.S. Government—(continued)
U.S. Treasury Bill, 0.099%, 9/18/14(a)(b)	$6,000,000	$5,997,701
U.S. Treasury Bill, 0.074%–0.124%, 10/16/14(a)(b)	7,000,000	6,996,633
U.S. Treasury Bill, 0.079%–0.126%, 11/13/14(a)(b)	7,000,000	6,995,966
U.S. Treasury Bill, 0.087%–0.135%, 12/11/14(a)(b)	7,000,000	6,994,994
U.S. Treasury Bill, 0.102%–0.122%, 1/8/15(a)	7,000,000	6,994,417
U.S. Treasury Bill, 0.115%–0.119%, 2/5/15(a)(b)	10,000,000	9,990,881
U.S. Treasury Bill, 0.122%, 3/5/15(a)(b)	8,000,000	7,991,718
U.S. Treasury Bill, 0.121%, 4/2/15(a)(b)	8,000,000	7,991,040
Total U.S. Government—12.4% (cost $76,449,099)		76,449,099

Purchased Option—0.1%
October 2014, Strike 1.386, EUR/USD PUT	31,035,000	494,325
Total Purchased Option—0.1% (premiums paid $576,581)		494,325
Total Investments in Securities—100.9% (cost $599,472,993)		620,264,324

Securities Sold Short—(6.1)%
Exchange-Traded Funds
iShares Russell 1000 Growth ETF	(429,000)	(37,151,400)
Total Securities Sold Short—(6.1)% (proceeds $33,329,107)		(37,151,400)

Written Option—0.0%
October 2014, Strike 1.328, EUR/USD PUT	(31,035,000)	(144,933)
Total Written Option—0.0% (premiums received $179,475)		(144,933)
Cash and other assets, less liabilities—5.2%		31,685,509
Net assets—100.0%		$614,653,500

(a)	Security, or portion of security, is segregated as collateral for securities sold short and swap contracts aggregating a total value of $71,316,311.
(b)	Security, or portion of security, is pledged as collateral to cover initial margin requirements on open futures contracts aggregating a total value of $25,714,599.

See accompanying Notes to Financial Statements.

4	Semiannual Report	April 30, 2014

William Blair Macro Allocation Fund

Portfolio of Investments, April 30, 2014 (unaudited)

Forward Foreign Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Deliver/Receive	Counterparty	Local Currency	Current Value	(Depreciation)
Purchased
5/14/14	Canadian Dollar	State Street Bank & Trust Company	22,599,000	$20,611,389	$228,792
5/14/14	Chinese Yuan Renminbi	State Street Bank & Trust Company	309,907,000	49,478,063	(1,137,751)
5/14/14	British Pound Sterling	State Street Bank & Trust Company	10,711,000	18,082,393	644,696
5/14/14	Hong Kong Dollar	State Street Bank & Trust Company	134,136,000	17,301,900	14,886
5/14/14	Hungarian Forint	State Street Bank & Trust Company	7,574,120,000	34,229,030	623,496
5/14/14	Indonesian Rupiah	State Street Bank & Trust Company	498,814,339,000	43,038,462	1,046,585
5/14/14	Indian Rupee	State Street Bank & Trust Company	7,176,342,000	118,611,668	4,930,558
5/14/14	South Korean Won	State Street Bank & Trust Company	66,467,046,000	64,271,324	2,710,526
5/14/14	Mexican Peso	State Street Bank & Trust Company	363,789,000	27,774,174	576,642
5/14/14	Malaysian Ringgit	State Street Bank & Trust Company	210,670,000	64,447,545	595,161
5/14/14	Polish Zloty	State Street Bank & Trust Company	103,297,000	34,086,357	166,573
5/14/14	Swedish Krona	State Street Bank & Trust Company	18,901,000	2,906,097	(4,212)
5/14/14	Taiwan Dollar	State Street Bank & Trust Company	1,159,118,000	38,397,877	47,503
5/14/14	South African Rand	State Street Bank & Trust Company	20,500,000	1,944,135	(1,907)
					$10,441,548
Sold
5/14/14	Australian Dollar	State Street Bank & Trust Company	67,905,000	$63,021,262	$(2,238,307)
5/14/14	Canadian Dollar	State Street Bank & Trust Company	19,086,000	17,407,362	(185,771)
5/14/14	Swiss Franc	State Street Bank & Trust Company	93,031,000	105,717,366	(2,217,983)
5/14/14	Czech Koruna	State Street Bank & Trust Company	275,052,000	13,899,916	(319,212)
5/14/14	Danish Krone	State Street Bank & Trust Company	302,480,000	56,226,707	(695,597)
5/14/14	Euro	State Street Bank & Trust Company	47,665,000	66,125,780	(1,419,746)
5/14/14	British Pound Sterling	State Street Bank & Trust Company	17,439,000	29,440,656	(226,677)
5/14/14	Japanese Yen	State Street Bank & Trust Company	282,709,000	2,765,529	33,071
5/14/14	South Korean Won	State Street Bank & Trust Company	13,116,769,000	12,683,460	(489,754)
5/14/14	New Zealand Dollar	State Street Bank & Trust Company	49,925,000	42,997,141	(1,800,770)
5/14/14	Russian Ruble	State Street Bank & Trust Company	393,735,000	11,010,211	(155,488)
5/14/14	Swedish Krona	State Street Bank & Trust Company	180,047,000	27,682,874	312,314
5/14/14	Singapore Dollar	State Street Bank & Trust Company	74,762,000	59,632,864	(572,536)
5/14/14	Taiwan Dollar	State Street Bank & Trust Company	390,516,000	12,936,548	(35,458)
					$(10,011,914)

Futures Contracts

					Net Unrealized
Number of				Notional Amount	Appreciation
Contracts	Description	Expiration Date	Local Currency	(Local)	(Depreciation)
Long
170	Amsterdam Index	May 2014	Euro	13,486,100	$316,222
370	IBEX 35 Index	May 2014	Euro	38,479,630	1,653,492
125	MSCI Taiwan Index	May 2014	U.S. Dollar	3,923,750	(5,446)
82	KOSPI 12 Index	June 2014	South Korean Won	10,471,400,000	(80,029)
435	NIKKEI 225 Index	June 2014	Japanese Yen	3,097,200,000	(2,057,647)
35	S&P TSX 60 Index	June 2014	Canadian Dollar	5,852,700	160,311
30	SPI 200 Index	June 2014	Australian Dollar	4,101,750	81,422
1,000	EURO STOXX 50 Index	June 2014	Euro	31,450,000	2,355,025
290	FTSE 100 Index	June 2014	British Pound Sterling	19,559,050	1,113,803
370	FTSE MIB Index	June 2014	Euro	39,750,950	2,414,487
					$5,951,640
Short
130	CAC 40 Index	May 2014	Euro	5,773,950	$(220,417)
416	German Euro Bund*	June 2014	Euro	60,128,640	(866,899)
167	Euro-OAT*	June 2014	Euro	23,019,280	(577,907)
290	Swiss Government Bond	June 2014	Swiss Franc	42,754,700	(420,375)
286	10YR JGB Mini	June 2014	Japanese Yen	4,144,426,000	(34,057)
195	TOPIX Index	June 2014	Japanese Yen	2,253,225,000	1,228,420
861	10YR US Treasury Notes*	June 2014	U.S. Dollar	107,127,234	(198,215)
615	FTSE 40 Index	June 2014	South African Rand	271,485,600	(917,419)
23	DAX Index	June 2014	Euro	5,529,775	(341,912)
735	S&P 500 E Mini Index	June 2014	U.S. Dollar	69,012,825	(1,306,406)
186	5YR US Treasury Notes*	June 2014	U.S. Dollar	22,218,281	19,318
					$(3,635,869)

*	Exposure to Futures Contract is achieved through the use of a total return swap contract with Credit Suisse.

See accompanying Notes to Financial Statements.

April 30, 2014	William Blair Funds	5

William Blair Macro Allocation Fund

Portfolio of Investments, April 30, 2014 (unaudited)

Total Return Swaps

						Unrealized
	Pay/Receive		Maturity		Notional	Appreciation
Reference Entity	Floating Rate	Floating Rates	Dates	Counterparty	Amount	(Depreciation)
Industrial Select Sector Fund	Receive	1 Month LIBOR minus 45 bp	July 2014 to Apr 2015	Credit Suisse International	$27,286,261	$(2,645,428)
iShares Russell 2000 Fund	Receive	1 Month LIBOR minus 80 bp - 100 bp	Mar 2015 to Apr 2015	Credit Suisse International	70,255,924	(1,234,918)
U.S. Equity Basket - Energy Sector	Pay	1 Month LIBOR plus 45 bp	July 2014 to Apr 2015	Credit Suisse International	22,012,119	2,406,497
						$(1,473,849)

Interest Rate Swap

						Unrealized
	Pay/Receive		Maturity		Notional	Appreciation
Floating Rate Reference	Floating Rate	Fixed Rate	Date	Counterparty	Amount	(Depreciation)

6 Month Swiss Franc LIBOR Rate	Receive	1.6675%	Sept 2023	Credit Suisse International	27,100,000 CHF	$(1,971,950)

Variance Swaps

						Unrealized
	Pay/Receive	Variance	Maturity		Notional	Appreciation
Reference Entity	Variance	Strike Price	Date	Counterparty	Amount	(Depreciation)
S&P 500 Index	Pay	396.01	Dec 2014	Credit Suisse International	259,000	$1,325,754
S&P 500 Index	Pay	428.49	Dec 2014	Credit Suisse International	175,000	946,522
						$2,272,276
		Total Net Unrealized Appreciation (Depreciation) on Swaps				$(1,173,523)

See accompanying Notes to Financial Statements.

6	Semiannual Report	April 30, 2014

COMMODITY STRATEGY LONG/SHORT FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

John Abunassar	Toby Elliman	Chris Walvoord

Peter Carl	Jason Moede	Brian Ziv, CFA

Performance

The Commodity Strategy Long/Short Fund (Class N shares) posted a 2.39% decrease, net of fees, for the six months ended April 30, 2014. By comparison, the Fund’s benchmark index, the Morningstar Long/Short Commodity Index, returned 0.96% for the same period.

Portfolio Results

Difficulties in spread trading and the continued disconnect between fundamentals and prices in some commodities offset gains. The Fund’s spread trading manager had a difficult stretch and returned -5.89%. The losses were primarily the result of structural issues in the WTI Crude market as a series of unexpected pipeline issues affected operations in Cushing, Oklahoma, which is the single most important trans-shipment point for crude oil in the U.S. Fundamental disconnects hurt the Fund’s diversified systematic manager (-7.96%) as well as two of the specialist managers, grains (-5.68%) and cotton (-7.75%). Sugar was a prime example of these disconnects between supply and demand fundamentals and prices, as sugar futures rallied strongly during the first quarter, despite historically high inventory levels.

There were multiple bright spots in the portfolio during the last six months. Dedicated trend-followers had an excellent showing in the period as the Fund’s two trend-following managers returned 9.16% and 10.77%, respectively. Over the last two plus years, this trading strategy has fallen on tough times as volatility has dropped precipitously and correlations have been at sustained high levels. Emerging trends in multiple commodities (examples: coffee, sugar, natural gas, and copper) allowed for these managers to capitalize. As a whole, the Fund’s specialist managers had mixed results, but the Fund’s energy specialist (+2.92%) was a notable bright spot.

The fixed income portion of the portfolio is invested in a diverse group of short duration and high-quality securities. This portion of the portfolio is intended to remain stable while the commodity future investments are intended to drive the overall return of the Fund.

April 30, 2014	William Blair Funds	7

COMMODITY STRATEGY LONG/SHORT FUND

Outlook

Looking forward, we believe the backdrop for commodity trading continues to stabilize. The correlation between commodities and other asset classes has almost returned to historical levels near zero. For example, the 12-month rolling correlation between the S&P GSCI and the S&P 500 closed the quarter at approximately 0.18 as compared with a year ago level of 0.73. The potential effects of this reduction in correlations are twofold: (1) the restoration of the diversifying properties of commodities as an asset class; and (2) commodity managers that trade a broad array of products (e.g., systematic or fundamental) or trade products against one another on a relative value basis (e.g., spread traders) should have improved portfolio construction opportunities. The last six months also saw the return of idiosyncratic volatility (examples: coffee, sugar, natural gas), though not widespread, which tends to be supportive of commodity trading.

As the trading environment stabilizes, we are optimistic that the timing appears good for the strategies employed by commodity long-short managers. Anecdotally, managers are almost uniformly turning positive on the prospects for their individual markets. However, other conditions (e.g., the continued disconnect between commodity fundamentals and prices, volatility suppressed or at least capped by monetary policy, lingering low interest rates, long-term supply gluts in many commodities), call for a conservative approach to portfolio construction. Given this backdrop, the portion of the portfolio dedicated to commodities continues to emphasize specialist managers (48.19% of the portfolio) above other categories. Portfolio exposure to fundamental managers (7.42%) has remained stable over the last six months while exposure to systematic managers has incrementally decreased (44.39%) in response to the available opportunity set.

Portfolio Positioning by Manager Type: 2013 vs. 2014

Manager	4/30/2013	4/30/2014
Specialist	42.9%	48.2%
Fundamental	17.4%	7.4%
Systematic: Spread Trading	8.7%	17.6%
Systematic: Trend	31.0%	14.4%
Systematic: Diversified	0.0%	12.4%
	100.0%	100.0%

8	Semiannual Report	April 30, 2014

Commodity Strategy Long/Short Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 4/30/2014

	Fiscal Year to Date	1 Year	Since Inception(a)
Class N	(2.39)%	(3.42)%	(3.91)%
Class I	(2.24)%	(3.16)%	(3.67)%
Morningstar Long/Short Commodity Index	0.96%	3.11%	(5.97)%

(a)	For the period from April 25, 2012 (Commencement of Operations) to April 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morningstar Long/Short Commodity Index is a commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat. The momentum rule compares a commodity’s price to its 12 month moving average. If at monthly rebalance a commodity price is above its 12 month moving average, the index will take a long position. If the price is below its 12 month moving average, the index will take a short position. However, if the commodity is in the energy sector and the price is below its 12 month moving average, the index takes a flat position (position moved to cash).

This report identifies the Fund’s investments on April 30, 2014. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The chart below provides a breakdown of the commodity exposure within the total return swap as of April 30, 2014.

April 30, 2014	William Blair Funds	9

William Blair Commodity Strategy Long/Short Fund

Consolidated Portfolio of Investments, April 30, 2014 (unaudited)

	Issuer	NRSRO Rating	Principal Amount	Value

	U.S. Government and U.S. Government Agency—72.7%
	Federal National Mortgage Association (FNMA)—54.1%
#	705741, 5.000%, due 6/1/18		$69,501	$73,923
#	751313, 5.000%, due 3/1/19		110,752	118,492
#	889670, 5.500%, due 6/1/23		100,150	109,074
#	AC3674, 4.500%, due 10/1/24		873,143	943,617
#	932095, 4.000%, due 11/1/24		200,333	215,221
#	AC5124, 4.000%, due 11/1/24		446,863	480,330
#	AC0596, 4.000%, due 12/1/24		327,301	351,738
#	AC6257, 4.000%, due 12/1/24		438,017	470,695
#	932629, 4.000%, due 3/1/25		74,413	79,977
#	AD8164, 4.000%, due 8/1/25		97,999	105,325
#	AL2851, 4.000%, due 8/1/26		268,384	288,389
#	AO0627, 3.500%, due 5/1/27		749,522	791,436
#	AL2590, 4.000%, due 7/1/27		469,289	504,509
#	AA7611, 5.000%, due 5/1/39		100,591	111,785
#	932638, 5.000%, due 3/1/40		289,648	320,756
#	AD7531, 5.500%, due 6/1/40		330,044	372,377
	Total FNMA Mortgage Obligations			5,337,644
	Federal Home Loan Mortgage Corp. (FHLMC)—17.3%
#	G11697, 5.500%, due 4/1/20		130,411	139,923
#	G13124, 6.000%, due 12/1/22		158,277	173,257
#	J16051, 4.500%, due 7/1/26		271,507	292,390
#	J19032, 3.500%, due 5/1/27		420,632	443,503
#	G04053, 5.500%, due 3/1/38		120,713	134,810
#	G06964, 5.500%, due 11/1/38		292,628	329,126
#	G05723, 6.500%, due 11/1/38		167,857	191,643
	Total FHLMC Mortgage Obligations			1,704,652
	U.S. Treasury Inflation Indexed Notes/Bonds—1.3%
	U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17		116,407	127,661
	Total U.S. Government and U.S. Government Agency—72.7% (cost $7,263,233)			7,169,957

	Asset-Backed Securities-10.7%
	GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.722%, 2/20/17, VRN	Aaa	100,000	100,214
	Capital One Multi-Asset Execution Trust, 2004-A4, Tranche A4, 0.372%, 3/15/17, VRN	AAA	125,000	125,004
	Bank of America Credit Card Trust, 2007-A15, Tranche A15, 0.502%, 4/17/17, VRN	AAA	125,000	125,197
	Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.352%, 5/22/17, VRN	AAA	200,000	202,219
	Hertz Vehicle Financing LLC-144A, 2013-1A, Tranche B1, 1.860%, 8/25/17	Baa1	150,000	150,487

		Principal
		Amount/
	NRSRO	Shares/
Issuer	Rating	Contracts	Value

Asset-Backed Securities—(continued)
Harley-Davidson Motorcycle Trust, 2014-1, Tranche A2B, 0.322%, 4/15/18, VRN	AAA	$150,000	$150,036
Citibank Credit Card Issuance Trust, 2006-A8, 0.267%, 12/17/18, VRN	AAA	200,000	199,270
Total Asset-Backed Securities—10.7% (cost $1,055,250)			1,052,427

Corporate Obligations—5.1%
IBM Corporation, 0.293%, due 2/5/16, VRN	AA-	100,000	100,096
Morgan Stanley, 1.485%, due 2/25/16, VRN	A	200,000	202,967
Bank of America Corporation, 1.054%, due 3/22/16, VRN	A	100,000	100,707
Petrobras Global Finance BV, 1.855%, due 5/20/16, VRN	Baa1	100,000	99,625
Total Corporate Obligations—5.1% (cost $500,000)			503,395
Total Long-Term Investments—88.5% (cost $8,818,483)			8,725,779

Short-Term Investments—20.5%
Time Deposit—5.2%
State Street Euro Dollar Time Deposit, 0.010%, due 5/1/14		511,377	511,377
Money Market Fund—9.1%
SSgA Prime Money Market Fund (a)		900,000	900,000
Repurchase Agreement—6.2%
Fixed Income Clearing Corporation, 0.000% dated 4/30/14, due 5/1/14, repurchase price $616,574 collateralized by U.S. Treasury Note, 1.250%, due 11/30/18		$616,574	616,574
Total Short-Term Investments—20.5% (cost $2,027,951)			2,027,951

Purchased Option—0.0%
Eurodollar Future, September 2015, Strike $98, PUT		25	2,500
Total Purchased Option—0.0% (cost $10,062)			2,500
Total Investments—109.0% (premiums paid $10,856,496)			10,756,230
Unrealized appreciation (depreciation) on Swap contract—(8.7)%			(853,961)
Liabilities, plus cash and other assets—(0.3)%			(33,406)
Net assets—100.0%			$9,868,863

See accompanying Notes to Financial Statements.

10	Semiannual Report	April 30, 2014

William Blair Commodity Strategy Long/Short Fund

Consolidated Portfolio of Investments, April 30, 2014 (unaudited)

Total Return Swap

	Effective/			Unrealized
	Expiration		Notional	Appreciation
Reference Entity	Date	Counterparty	Amount	(Depreciation)
William Blair Commodity Strategy Long-Short Mutual Fund Index	4/26/17	Deutsche Bank AG,	$16,598,092	$(853,961)
London Branch

(a) Security, or portion of security, is segregated as collateral for the total return swap aggregating a total value of $900,000.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

April 30, 2014	William Blair Funds	11

Statements of Assets and Liabilities

As of April 30, 2014 (unaudited)

	Macro Allocation Fund	Commodity Strategy Long/Short Fund (Consolidated)
Assets
Investments in securities, at cost	$599,472,993	$10,856,496
Investments in securities, at value	$497,697,265	$10,139,656
Repurchase agreement	122,567,059	616,574
Cash	70	—
Segregated cash at broker	36,679,431	—
Foreign currency, at value (cost $730,138 ; $—)	732,215	—
Receivable for securities sold	1,805,979	—
Receivable for fund shares sold	2,876,708	21,681
Receivable from Adviser	25,463	20,863
Dividend and interest receivable	—	26,158
Net unrealized appreciation on forward foreign currency contracts	429,634	—
Total assets	662,813,824	10,824,932
Liabilities
Security sold short (proceeds $33,329,107 ; $—)	37,151,400	—
Options written, at value (premiums received $179,475 ; $—)	144,933	—
Payable for futures variation margin	2,574,431	—
Payable for investment securities purchased	6,226,493	—
Payable for fund shares redeemed	395,076	—
Net unrealized depreciation on swap contracts	1,173,523	853,961
Management fee payable	392,527	9,716
Distribution and shareholder administration fees payable	100,843	1,524
Other payables and accrued expenses	1,098	90,868
Total liabilities	48,160,324	956,069
Net Assets	$614,653,500	$9,868,863
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$48,204	$1,086
Capital paid in excess of par value	585,609,600	11,099,398
Accumulated net investment income (loss)	1,722,486	(17,288)
Accumulated realized gain (loss)	8,704,826	(260,106)
Net unrealized appreciation (depreciation) of investments and foreign currencies	18,568,384	(954,227)
Net Assets	$614,653,500	$9,868,863
Class N Shares
Net Assets	$175,867,768	$1,531,227
Shares Outstanding	13,842,312	169,031
Net Asset Value Per Share	$12.71	$9.06
Class I Shares
Net Assets	$373,210,290	$8,337,636
Shares Outstanding	29,227,897	916,456
Net Asset Value Per Share	$12.77	$9.10
Institutional Class Shares
Net Assets	$65,575,442	—
Shares Outstanding	5,134,028	—
Net Asset Value Per Share	$12.77	—

See accompanying Notes to Financial Statements.

12	Semiannual Report	April 30, 2014

Statements of Operations

For the Period Ended April 30, 2014 (unaudited)

	Macro Allocation Fund	Commodity Strategy Long/Short Fund (Consolidated)
Investment income
Dividends	$4,114,535	$—
Interest	31,256	99,345
Total income	4,145,791	99,345
Expenses
Investment advisory fees	1,767,357	71,787
Distribution fees	173,649	1,523
Shareholder administration fees	320,196	8,048
Custodian fees	51,660	38,135
Transfer agent fees	33,015	300
Sub-transfer agent fees
Class N	87,545	12
Class I	39,618	27
Professional fees	97,258	44,249
Registration fees	45,454	22,298
Shareholder reporting fees	42,023	13,104
Trustee fees	2,723	237
Other expenses	22,678	4,651
Short dividend expenses	258,307	—
Total expenses before waiver	2,941,483	204,371
Expenses reimbursed to (waived or absorbed by) the Advisor	(91,898)	(115,332)
Net expenses	2,849,585	89,039
Net investment income (loss)	1,296,206	10,306
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	1,824,453	(39,843)
Options	422,128	—
Futures contracts	1,738,196	—
Swaps	(499,936)	—
Forward foreign currency contracts	3,265,748	—
Foreign currency transactions	(51,964)	—
Total net realized gain (loss)	6,698,625	(39,843)
Change in net unrealized appreciation (depreciation) of:
Investments	8,696,072	38,903
Options	841,652	(4,844)
Futures contracts	853,390	—
Swaps	(938,931)	(250,294)
Forward foreign currency contracts	(662,202)	—
Foreign currency translations	(22,747)	—
Change in net unrealized appreciation (depreciation)	8,767,234	(216,235)
Net increase (decrease) in net assets resulting from operations	$16,762,065	$(245,772)

See accompanying Notes to Financial Statements.

April 30, 2014	William Blair Funds	13

Statements of Changes in Net Assets

For the Period Ended April 30, 2014 (unaudited) and Year Ended October 31, 2013

	Macro Allocation Fund		Commodity Strategy Long/Short Fund (Consolidated)
	2014	2013	2014	2013
Operations
Net investment income (loss)	$1,296,206	$751,471	$10,306	$(11,305)
Net realized gain (loss) on investments, and other assets and liabilities	6,698,625	11,431,159	(39,843)	(10,193)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	8,767,234	9,467,859	(216,235)	(599,555)
Net increase (decrease) in net assets resulting from operations	16,762,065	21,650,489	(245,772)	(621,053)
Distributions to shareholders from
Net investment income
Class N	(868,359)	(118,305)	(16,175)	(4,033)
Class I	(1,926,988)	(306,887)	(150,481)	(53,887)
Institutional Class	(40,677)	—	—	—
Net realized gain
Class N	(2,105,902)	(211,562)	—	—
Class I	(4,366,069)	(523,901)	—	—
Institutional Class	(89,141)	—	—	—
Total distributions	(9,397,136)	(1,160,655)	(166,656)	(57,920)
Capital stock transactions
Net proceeds from sale of shares	321,067,577	301,181,327	509,025	5,092,171
Shares issued in reinvestment of income dividends and capital gain distributions	6,241,101	954,059	119,494	38,744
Less cost of shares redeemed	(47,392,427)	(28,392,667)	(3,492,313)	(4,288,687)
Net increase (decrease) in net assets resulting from capital share transactions	279,916,251	273,742,719	(2,863,794)	842,228
Increase (decrease) in net assets	287,281,180	294,232,553	(3,276,222)	163,255
Net assets
Beginning of period	327,372,320	33,139,767	13,145,085	12,981,830
End of period	$614,653,500	$327,372,320	$9,868,863	$13,145,085
Accumulated net investment income (loss) at the end of the period	$1,722,486	$3,262,304	$(17,288)	$139,062

See accompanying Notes to Financial Statements.

14	Semiannual Report	April 30, 2014

Notes to Financial Statements

(1) Organization

The William Blair Macro Allocation Fund (“MAF” or “Macro Allocation”) and the William Blair Commodity Strategy Long/Short Fund (“CLS” or “Commodity Strategy Long/Short”) are separate Funds (together the “Funds”) within William Blair Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. For each Fund, the number of shares authorized is unlimited.

(a) Share Classes

Three different classes of shares currently are available: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee of 0.25%, a shareholder administration fee of 0.15%, and may have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a shareholder administration fee of 0.15% and may have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

Institutional Class shares are sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

(b) Fund Objective and Description

Macro Allocation Fund

MAF’s objective is to seek to maximize long-term risk-adjusted total return.

In pursuing the Fund’s investment objective, William Blair & Company, L.L.C., (“William Blair” or the “Adviser”) employs a dynamic global macro asset allocation strategy. This strategy attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity and fixed income) and currencies with a view to profit from movements across and within such asset classes and currencies. The Adviser uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. The Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies. The Adviser believes that investment fundamentals determine future cash flows which will ultimately drive the value of asset classes and currencies. The Adviser’s goal is to identify and exploit periodic discrepancies between fundamental values and market prices. These perceived value/price discrepancies are the foundation of the MAF’s portfolio construction. MAF may invest in or seek exposure to a wide range of asset classes including, without limitation, equity, fixed income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign credit, including high yield (junk bonds)), commodities, real estate, and currencies. MAF has no geographical or other limits on the allocation of its assets among asset classes.

Commodity Strategy Long/Short Fund

CLS’s objective is to seek long-term risk-adjusted total return.

CLS’s investment strategies seek to provide broad exposure to commodities, provide attractive risk-adjusted returns with low correlations to traditional asset classes, maintain the inflation protection of commodities investing and profit in both up and down commodity markets. CLS seeks to provide exposure to the commodity trading strategies of independent commodity trading advisers (“CTAs”) selected by the Adviser, currently through derivative instruments (instruments whose values are based on, for example, indices, currencies or securities), and invests in fixed-income securities.

CLS’s commodity investments include derivative instruments that provide exposure to trading strategies of CTAs selected by the Adviser and/or by investing in limited liability companies, limited partnerships, corporations or other pooled vehicles (“Underlying Vehicles”) managed by such CTAs. The Adviser currently seeks exposure to CTA trading strategies through a

April 30, 2014	William Blair Funds	15

total return swap (the “Swap”), with Deutsche Bank AG, London Branch (“Deutsche Bank”) as the counterparty. The Swap, which is a type of derivative instrument, is based on a customized index (the “Index”) designed to replicate the aggregate returns of the trading strategies of CTAs selected by the Adviser. As of April 30, 2014, the Swap currently has exposure to eight different CTAs which can be broadly placed into three different trading strategies. Systematic strategies utilize quantitative systems to exploit trending behavior of futures markets over various time frames and may include some counter trend and mean reversion aspects. Fundamental strategies conduct deep research into fundamental supply and demand factors that drive futures markets and use specialized models, data sources and other tools to construct expectations of fundamental values. Specialist strategies employ specialized knowledge, research and analysis systems to seek value from niche markets. As of April 30, 2014, the Swap was made up of 44.4% Systematic strategies, 7.4% Fundamental strategies and 48.2% Specialist strategies.

The Swap is based on a notional amount agreed to by the Adviser and Deutsche Bank. The notional amount of the Swap may be adjusted from time to time and may exceed the net assets of the Fund. The Adviser may add or remove CTAs from the Index or increase or decrease the weighting given to a CTA included in the Index. The Swap will expire on April 26, 2017, but may be terminated by the Fund on one day’s notice to Deutsche Bank. The notional amount of the Swap as of April 30, 2014 was $16,598,092.

The Swap value reflects the current cost of the fees of Deutsche Bank as well as the fixed and performance fees of the CTAs. The deduction for performance fees in the Index will be based on the performance results of each individual CTA’s trading strategy represented in the Index. Accordingly, a performance fee for one or more CTA trading strategies represented in the Index may be deducted in calculating the Index even if the aggregate returns of the trading strategies of the CTAs are negative. To the extent the aggregate notional allocations to the CTAs included in the Index exceed the net assets of the Fund, the deduction from the Index for the fees of Deutsche Bank and the fixed fees of the CTAs will be greater as a percentage of the Fund’s net assets than the deduction would be if the aggregate notional allocations to the CTAs included in the Index were equal to or less than the net assets of the Fund. Fees are accrued daily within the Swap and deducted from the Swap value quarterly. As of April 30, 2014, Deutsche Bank’s fee equaled 0.50% of aggregate notional allocations in the Index, and the fixed fees of the CTAs included in the Index ranged from 1% to 2% of the notional allocation to the CTAs and performance fees ranged from 0% to 25% of the returns of the CTAs. For the period ended April 30, 2014, total fees of the Swap were $169,519, of which $23,063 was related to performance fees.

(2) Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

(a) Basis for Consolidation for Commodity Strategy Long/Short Fund

CLS’s investments in the Swap are made through William Blair CLS Ltd., a wholly-owned subsidiary of CLS organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary acts as an investment vehicle for CLS in order to effect certain investments for the Fund consistent with CLS’s investment objective and policies as specified in its Prospectus and Statement of Additional Information. CLS’s Portfolio of Investments has been consolidated and includes the portfolio holdings of CLS and the Subsidiary. The consolidated financial statements include the accounts of CLS and the Subsidiary. All inter-company transactions and balances have been eliminated. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. Investments held within the Subsidiary are used to meet collateral requirements of the Swap and are invested in a money market fund. Under normal conditions, CLS will have an investment in the Subsidiary between 5% and 20% of the net assets of CLS. As of April 30, 2014, the total investment in the Subsidiary was $551,251, representing 5.6% of the net assets of CLS.

(b) Investment Income and Transactions

Dividend income and expense is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Consolidated Portfolio of Investments for CLS were the rates in effect on April 30, 2014. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended April 30, 2014, CLS recognized a reduction of income and an increase in net realized gain of $70,327. This reclassification had no effect on the net asset value or the net assets of CLS.

16	Semiannual Report	April 30, 2014

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

(c) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value (“NAV”). The NAV per share is determined separately for each class by dividing each Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “Exchange”), which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Distributions from net investment income, if any, of the Funds are declared and paid at least annually. Capital gain distributions, if any, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(d) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(e) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no provision for income tax is required to be recorded in the financial statements. Prior year tax returns remain open and the returns are subject to examination.

The Funds treat the deferred loss associated with current and prior period wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at April 30, 2014, were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Macro Allocation	$599,631,800	$21,757,960	$1,125,435	$20,632,524
Commodity Strategy Long/Short	10,856,496	12,160	112,426	(100,266)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis

April 30, 2014	William Blair Funds	17

distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. The reclassifications generally relate to differing treatment of paydown gains and losses, Section 988 currency transactions and income and gains from swap contracts. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at October 31, 2013, the following reclassifications were recorded:

Fund	Accumulated Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Capital Paid in Excess of Par Value
Macro Allocation	$2,908,276	$(2,908,276)	$ —
Commodity Strategy Long/Short	173,689	(174,063)	374

The tax character of distributions paid during fiscal years ended 2013 and 2012 were as follows:

	2013				2012
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Macro Allocation	$289,271	$730,260	$40,596	$100,528	$7,330	$35,165	$—	$—
Commodity Strategy Long/Short	4,033	53,887	—	—	—	—	—	—

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Macro Allocation	$6,412,339	$—	$1,655,480	$13,562,948
Commodity Strategy Long/Short	139,062	(220,263)	—	(737,992)

As of October 31, 2013, CLS had short-term capital loss carryforwards of $190,751 and long-term capital loss carryforwards of $29,512, each without expiration.

(f)	Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser monitors, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(g)	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(h)	Indemnifications

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

18	Semiannual Report	April 30, 2014

(3)	Valuation

(a)	Investment Valuation

The market value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

Investments in mutual funds which are not traded on an exchange are valued at their respective net asset value per share.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

The swaps in MAF are valued by an independent pricing service using simulation pricing models. These models value the underlying reference entities within the swaps based on readily observable market prices.

CLS’s shares of the Subsidiary are valued at the net asset value per share of the Subsidiary, which is calculated using the same valuation procedures as CLS. For CLS, the Subsidiary’s investment in the Swap is fair valued based on the calculation of the Index by the counterparty. The counterparty calculates the Index each index business day at the close of business in London, which is typically 11:00AM Eastern Time. The Adviser performs certain daily tests of the Swap value in order to test the reasonableness of the counterparty’s valuation. In determining the fair value of the Swap, the Adviser, under procedures approved by the Board of Trustees, will consider whether there have been significant events that have occurred from the close of business in London when the Swap is valued and the time that the Fund calculates its NAV.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b)	Fair Valuation Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark

April 30, 2014	William Blair Funds	19

securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment) unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows.

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed-Income Securities

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Asset-Backed Securities

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued by independent pricing services that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Short-term investments having a maturity of 60 days or less at the time of purchase are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A

20	Semiannual Report	April 30, 2014

substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

CLS Swap Contract

The Swap held by the Subsidiary of CLS is fair valued based on the calculation of the Index by the counterparty. The Swap is not a listed security nor does it actively trade. The fair value is based on inputs that are not readily observable in the market place, which primarily are the underlying baskets of commodity investments on which the Swap value is derived. The value of the Swap also reflects deductions for management and performance fees of the underlying CTAs, counterparty fees and trading costs. The Swap is categorized within Level 3 of the fair value hierarchy.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of April 30, 2014, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instrument, are as follows:

Investments in Securities	Macro Allocation	Commodity Strategy Long/Short
Assets
Level 1—Quoted Prices
Exchange-Traded Funds	$416,967,737	$—
Common Stock	3,786,104	—
Purchased Options	—	2,500
Level 2—Other Significant Observable Inputs
U.S. Government and U.S. Government Agency	76,449,099	7,169,957
Asset-Backed Securities	—	1,052,427
Corporate Obligations	—	503,395
Purchased Options	494,325	—
Short-Term Investments	122,567,059	2,027,951
Liabilities
Level 1—Quoted Prices
Exchange-Traded Funds	(37,151,400)	—
Level 2—Other Significant Observable Inputs
Written Options	(144,933)	—
Total Investments in Securities	$582,967,991	$10,756,230

Other Financial Instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$9,323,182	$—
Level 2—Other Significant Observable Inputs
Forward Foreign Currency Contracts	12,253,250	—
Futures Contracts	19,318	—
Swaps	5,109,563	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	(5,383,708)	—
Level 2—Other Significant Observable Inputs
Forward Foreign Currency Contracts	(11,823,616)	—
Futures Contracts	(1,643,021)	—
Swaps	(6,283,086)	—
Level 3—Significant Unobservable Inputs
Total Return Swap	—	(853,961)
Total Other Financial Instruments	$1,571,882	$(853,961)

April 30, 2014	William Blair Funds	21

The following is a reconciliation of Level 3 securities in the Commodity Strategy Long/Short Fund for which significant unobservable inputs were used to determine fair value:

	Fair Value 10/31/2013	Notional Increase	Notional Decrease	Change in Unrealized Depreciation	Fair Value 4/30/2014
Notional	$22,102,836	$191,014	$(5,695,758)	$—	$16,598,092
Unrealized appreciation (depreciation)	(603,667)	—	—	(250,294)	(853,961)
Value	$21,499,169	$191,014	$(5,695,758)	$(250,294)	$15,744,131

Significant unobservable inputs for the Swap consist primarily of the performance of the underlying CTAs. For the period ending April 30, 2014, the underlying CTA performance ranged from -7.97% for the lowest performing CTA and 10.77% for the highest performing CTA. The swap value will increase or decrease generally in proportion to the weighted average performance of the CTAs.

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual fee, payable monthly, based on a specified percentage of its average daily net assets. The annual management fee rate for MAF is 0.80%. Effective March 1, 2014, the annual management fee rate for CLS was reduced to 1.20% from 1.40%.

Each Fund has also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse each Fund for expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) in excess of the agreed upon rate. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser on the (Consolidated) Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. Under the terms of the agreement, the Adviser has agreed to waive its advisory fees and/or reimburse other operating expenses through February 28, 2015, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

Fund	Class N	Class I	Institutional Class
Macro Allocation	1.35%	1.10%	0.95%
Commodity Strategy Long/Short	1.75%	1.50%	1.35%

For the period ended April 30, 2014, the fee waivers and/or reimbursements were as follows:

	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Macro Allocation	$—	$15,839	$76,059	$91,898
Commodity Strategy Long/Short	115,294	26	12	115,332

Prior to March 1, 2014, the expense limitation agreement in effect for CLS limited the operating expenses of Class N, Class I and Institutional Class to 1.95%, 1.70% and 1.55%, respectively, of average daily net assets.

For a period of three years subsequent to the commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amounts available for recapture at April 30, 2014 for MAF and CLS were $599,911 and $590,921, respectively. The Adviser is entitled to reimbursement until November 29, 2014 and April 25, 2015 for MAF and CLS, respectively.

(b) Underwriting, Distribution Services and Service Agreements

Each Fund has a Distribution Agreement with William Blair for distribution services to the Funds’ Class N shares. Each Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for each Fund. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

22	Semiannual Report	April 30, 2014

Each Fund has a Shareholder Administration Agreement with William Blair to provide shareholder administration services. Class N and Class I shares of the Funds pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended April 30, 2014, the following shareholder administration fees were incurred:

Fund	Class N	Class I	Total
Macro Allocation	$104,189	$216,007	$320,196
Commodity Strategy Long/Short	914	7,134	8,048

(5) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements, demand notes and U.S. government securities for the period ended April 30, 2014, were as follows:

Fund	Purchases	Sales
Macro Allocation	$256,144,093	$66,556,099
Commodity Strategy Long/Short	250,000	1,026,428

Transactions in written call and put options for the period ended April 30, 2014 are as follows:

	# of
Macro Allocation	Contracts	Premium
Balance at October 31, 2013	—	$—
Sales	31,049,910	3,303,723
Closing Buys	(10,500)	(2,556,182)
Expirations	(4,410)	(568,066)
Exercised	—	—
Balance at April 30, 2014	31,035,000	$179,475

(6) Short Sales

MAF may sell a security it does not own in anticipation of a decline in the fair value of that security. When MAF sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which MAF sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. MAF is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(7) Financial Derivative Instruments

The Funds may use derivative instruments to obtain investment exposures, to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The derivative instruments as of April 30, 2014, as disclosed in the Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the period ended April 30, 2014.

Derivative transactions carry counterparty risk as they are based on contracts between the Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

April 30, 2014	William Blair Funds	23

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, a Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

Options

The purchase or sale of an option by the Funds involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset on the (Consolidated) Statements of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability on the (Consolidated) Statements of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed on the (Consolidated) Statements of Operations.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Funds’ net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the (Consolidated) Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the (Consolidated) Statements of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the (Consolidated) Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

Interest Rate Swap—Each Fund may invest in interest rate swaps. MAF may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, the Fund would make the fixed payment and receive the floating payment. As a receiver, the Fund would make the floating payment and receive the fixed payment.

Total Return Swap—Each Fund may invest in total return swaps. MAF may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver, the Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer, the Fund would make a payment for a positive return and would receive a payment for a negative return.

24	Semiannual Report	April 30, 2014

Variance Swap—MAF may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, or the variance strike price of the reference entity, to the receiver for the floating rate, or realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, the Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, the Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

CLS gains exposure to the commodities market by investing in a total return swap with Deutsche Bank as counterparty. The Fund’s returns are reduced or its losses are increased by the costs associated with the Swap, which are the fees deducted by the counterparty in the valuation of the Swap. In addition, there is the risk that the Swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the Swap were to terminate, the Fund may be unable to implement its investment strategies with respect to commodities investments and the Fund may not be able to seek to achieve its investment objective.

For CLS, no price was paid upon entering into the Swap nor was any initial margin required to be posted. Any increase or decrease in the Swap value is recorded on the (Consolidated) Statements of Assets and Liabilities as appreciation or depreciation on the Swap contract. In the event of depreciation, the Fund is required to deposit in a segregated account with its custodian an amount agreed upon with the counterparty.

April 30, 2014	William Blair Funds	25

The following table presents the value of financial derivative instruments, by primary risk exposure, as of April 30, 2014 and their respective location on the (Consolidated) Statement of Assets and Liabilities:

	Assets		Liabilities
Primary Risk Exposure	Statement of Assets and Liabilities	Value	Statement of Assets and Liabilities	Value
Macro Allocation
Currency	Unrealized appreciation on forward currency contracts	$12,253,250	Unrealized depreciation on forward currency contracts	$11,823,616
Interest rate	Receivable for variation margin	19,318	Payable for variation margin	2,097,453
Equity	Receivable for variation margin	9,323,182	Payable for variation margin	4,929,276
Currency	Investments in securities, at value	494,325	Options written, at value	144,933
Equity	Unrealized appreciation on swap contract	5,109,563	Unrealized depreciation on swap contract	4,311,136
Interest Rate	Unrealized appreciation on swap contract	—	Unrealized depreciation on swap contract	1,971,950
Commodity Strategy Long/Short
Commodities	Unrealized appreciation on swap contract	—	Unrealized depreciation on swap contract	853,961
Interest rate	Investments in securities, at value	2,500		—

The following table indicates the effect of derivatives, by primary risk exposure, on the (Consolidated) Statement of Operations for the period ended April 30, 2014:

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Statement of Operations	Value	Statement of Operations	Value
Macro Allocation
Currency	Forward foreign currency contracts	$3,265,748	Forward foreign currency contracts	$(662,202)
Interest rate	Futures Contracts	(6,118,847)	Futures Contracts	1,647,031
Equity	Futures Contracts	7,857,043	Futures Contracts	(793,641)
Currency	Options	—	Options	(47,714)
Equity	Options	422,128	Options	889,366
Equity	Swaps	(511,755)	Swaps	209,002
Interest Rate	Swaps	11,819	Swaps	(1,147,933)
Commodity Strategy Long/Short
Interest rate	Options	—	Options	(4,844)
Commodities	Swaps	—	Swaps	(250,294)

The following table indicates gross derivative asset exposure, by investment type, included in the (Consolidated) Statement of Assets and Liabilities at April 30, 2014:

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Amounts of Recognized Assets	Statements of Assets and Liabilities	Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Macro Allocation
Swaps	$5,109,563	$(5,109,563)	$—	$—	$—	$—
Purchased option	494,325	—	494,325	(144,933)	—	349,392
Forward foreign currency contracts	12,253,250	(11,823,616)	429,634	—	—	429,634
Futures variation margin	404,522	(404,522)	—	—	—	—
Commodity Strategy Long/Short
Swaps	—	—	—	—	—	—
Purchased option	2,500	—	2,500	—	—	2,500

26	Semiannual Report	April 30, 2014

The following table indicates gross derivative liability exposure, by investment type, included in the (Consolidated) Statement of Assets and Liabilities at April 30, 2014:

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Amounts of Recognized Liabilities	Statements of Assets and Liabilities	Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Macro Allocation
Swaps	$6,283,086	$(5,109,563)	$1,173,523	$(1,173,523)	$—	$—
Written option	144,933	—	144,933	(144,933)	—	—
Forward foreign currency contracts	11,823,616	(11,823,616)	—	—	—	—
Futures variation margin	2,978,953	(404,522)	2,574,431	(2,574,431)	—	—
Commodity Strategy Long/Short
Swap	853,961	—	853,961	(853,961)	—	—

(8) Subsequent Event

Upon the recommendation of William Blair & Company, L.L.C., the Board of Trustees determined that it was in the best interest of the William Blair Commodity Strategy Long/Short Fund to redeem all shares of the Fund outstanding on July 24, 2014, and then to terminate the Fund.

(9) Fund Share Transactions

The following table summarizes the activity in capital shares of each Fund for the period ending April 30, 2014:

			Commodity Strategy
	Macro Allocation		Long/Short
Class N Shares	Shares	Dollars	Shares	Dollars
Shares sold	7,349,095	$91,190,813	51,893	$468,982
Reinvestment of distributions	241,152	2,968,339	1,766	16,173
Less shares redeemed	(1,477,592)	(18,370,437)	(2,469)	(23,039)
Net increase (decrease)	6,112,655	$75,788,715	51,190	$462,116
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	13,542,327	$169,790,483	4,352	$40,043
Reinvestment of distributions	254,305	3,142,955	11,244	103,321
Less shares redeemed	(2,322,672)	(29,021,990)	(372,892)	(3,469,274)
Net increase (decrease)	11,473,960	$143,911,448	(357,296)	$(3,325,910)
Institutional Class Shares	Shares	Dollars	Shares	Dollars
Shares sold	4,727,642	$60,086,281	—	$—
Reinvestment of distributions	10,503	129,807	—	—
Less shares redeemed	—	—	—	—
Net increase (decrease)	4,738,145	$60,216,088	—	$—
Total	Shares	Dollars	Shares	Dollars
Shares sold	25,619,064	$321,067,577	56,245	$509,025
Reinvestment of distributions	505,960	6,241,101	13,010	119,494
Less shares redeemed	(3,800,264)	(47,392,427)	(375,361)	(3,492,313)
Net increase (decrease)	22,324,760	$279,916,251	(306,106)	$(2,863,794)

April 30, 2014	William Blair Funds	27

The following table summarizes the activity in capital shares of each Fund for the year ended October 31, 2013:

			Commodity Strategy
	Macro Allocation		Long/Short
Class N Shares	Shares	Dollars	Shares	Dollars
Shares sold	7,774,038	$92,466,294	5,785	$55,331
Reinvestment of distributions	29,042	329,049	417	4,033
Less shares redeemed	(963,711)	(11,605,706)	(4,229)	(40,195)
Net increase (decrease)	6,839,369	$81,189,637	1,973	$19,169
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	17,022,675	$203,715,033	519,479	$5,036,840
Reinvestment of distributions	55,019	625,010	3,578	34,711
Less shares redeemed	(1,366,142)	(16,786,961)	(444,074)	(4,248,492)
Net increase (decrease)	15,711,552	$187,553,082	78,983	$823,059
			Commodity Strategy
	Macro Allocation		Long/Short
Institutional Class Shares (a)	Shares	Dollars	Shares	Dollars
Shares sold	395,883	$5,000,000	—	$—
Reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—
Net increase (decrease)	395,883	$5,000,000	—	$—
Total	Shares	Dollars	Shares	Dollars
Shares sold	25,192,596	$301,181,327	525,264	$5,092,171
Reinvestment of distributions	84,061	954,059	3,995	38,744
Less shares redeemed	(2,329,853)	(28,392,667)	(448,303)	(4,288,687)
Net increase (decrease)	22,946,804	$273,742,719	80,956	$842,228

(a)	For the period from October 21, 2013 (Commencement of Share Class) to October 31, 2013.

28	Semiannual Report	April 30, 2014

Financial Highlights

Macro Allocation Fund

	Class N
	(unaudited) Period Ended April 30,	Period Ended October 31,
	2014	2013	2012(a)
Net asset value, beginning of period	$12.61	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.11
Net realized and unrealized gain (loss) on investments	0.39	1.59	1.24
Total from investment operations	0.42	1.64	1.35
Less distributions from:
Net investment income	0.09	0.11	0.07
Net realized gain	0.23	0.20	—
Total distributions	0.32	0.31	0.07
Net asset value, end of period	$12.71	$12.61	$11.28
Total return (%)*	3.41	14.87	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.35	1.35	1.35
Expenses, net of waivers and reimbursements	1.47	1.49	1.41
Expenses, before waivers and reimbursements	1.58	1.78	2.95
Net investment income (loss), net of waivers and reimbursements	0.43	0.37	1.18
Net investment income (loss), before waivers and reimbursements	0.32	0.08	(0.36)
Class N net assets at end of period	$175,867,768	$97,498,350	$10,045,079
Portfolio turnover rate (%)*	21	10	40

	Class I
	(unaudited) Period Ended April 30,	Period Ended October 31,
	2014	2013	2012(a)
Net asset value, beginning of period	$12.66	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.07	0.16
Net realized and unrealized gain (loss) on investments	0.40	1.60	1.22
Total from investment operations	0.44	1.67	1.38
Less distributions from:
Net investment income	0.10	0.12	0.07
Net realized gain	0.23	0.20	—
Total distributions	0.33	0.32	0.07
Net asset value, end of period	$12.77	$12.66	$11.31
Total return (%)*	3.52	15.06	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.10	1.10	1.10
Expenses, net of waivers and reimbursements	1.22	1.24	1.18
Expenses, before waivers and reimbursements	1.23	1.41	2.94
Net investment income (loss), net of waivers and reimbursements	0.68	0.62	1.67
Net investment income (loss), before waivers and reimbursements	0.67	0.45	(0.09)
Class I net assets at end of period	$373,210,290	$224,860,278	$23,094,688
Portfolio turnover rate (%)*	21	10	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

April 30, 2014	William Blair Funds	29

Financial Highlights

Macro Allocation Fund

	Institutional Class
	(unaudited) Period Ended April 30,	Period Ended October 31,
	2014	2013(a)
Net asset value, beginning of period	$12.66	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.00 ^
Net realized and unrealized gain (loss) on investments	0.42	0.03
Total from investment operations	0.44	0.03
Less distributions from:
Net investment income	0.10	—
Net realized gain	0.23	—
Total distributions	0.33	—
Net asset value, end of period	$12.77	$12.66
Total return (%)*	3.55	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.90	0.95
Expenses, net of waivers and reimbursements	0.97	1.00
Expenses, before waivers and reimbursements	0.97	1.11
Net investment income (loss), net of waivers and reimbursements	0.32	(0.99)
Net investment income (loss), before waivers and reimbursements	0.32	(1.10)
Institutional Class net assets at end of period	$65,575,442	$5,013,692
Portfolio turnover rate (%)*	21	10

(a)	For the period from October 21, 2013 (Commencement of Share Class) to October 31, 2013.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

30	Semiannual Report	April 30, 2014

Financial Highlights

Commodity Strategy Long/Short Fund

	Class N
	(unaudited) Period Ended April 30,	Period Ended October 31,
	2014	2013	2012(a)
Net asset value, beginning of period	$9.42	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.22)	(0.41)	(0.09)
Total from investment operations	(0.22)	(0.44)	(0.11)
Less distributions from:
Net investment income	0.14	0.03	—
Net realized gain	—	—	—
Total distributions	0.14	0.03	—
Net asset value, end of period	$9.06	$9.42	$9.89
Total return (%)*	(2.39)	(4.41)	(1.10)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.88	1.95	1.95
Expenses, before waivers and reimbursements	4.03	3.77	5.88
Net investment income (loss), net of waivers and reimbursements	(0.02)	(0.32)	(0.30)
Net investment income (loss), before waivers and reimbursements	(2.17)	(2.14)	(4.23)
Class N net assets at end of period	$1,531,227	$1,109,757	$1,146,277
Portfolio turnover rate (%)*	3	33	5

	Class I
	(unaudited) Period Ended April 30,	Period Ended October 31,
	2014	2013	2012(a)
Net asset value, beginning of period	$9.45	$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.01)	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.22)	(0.41)	(0.09)
Total from investment operations	(0.21)	(0.42)	(0.09)
Less distributions from:
Net investment income	0.14	0.04	—
Net realized gain	—	—	—
Total distributions	0.14	0.04	—
Net asset value, end of period	$9.10	$9.45	$9.91
Total return (%)*	(2.24)	(4.26)	(0.90)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.63	1.70	1.70
Expenses, before waivers and reimbursements	3.78	3.53	5.55
Net investment income (loss), net of waivers and reimbursements	0.22	(0.07)	(0.05)
Net investment income (loss), before waivers and reimbursements	(1.93)	(1.90)	(3.90)
Class I net assets at end of period	$8,337,636	$12,035,328	$11,835,553
Portfolio turnover rate (%)*	3	33	5

(a)	For the period from April 25, 2012 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

April 30, 2014	William Blair Funds	31

(unaudited)

Renewal of the Management Agreement

On April 29, 2014, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”) including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Adviser”) on behalf of each of the William Blair Macro Allocation Fund and the William Blair Commodity Strategy Long/Short Fund (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 29, 2014 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and independent legal counsel sent a formal request for information to Trust management. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the consideration of the Management Agreement. The Independent Trustees reviewed comparative performance for a performance peer universe of funds and comparative management fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Lipper for each Fund. In addition, the Independent Trustees considered: (1) the nature, quality and extent of services provided by the Adviser; (2) information comparing the performance of each Fund to a relevant securities index; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually; and (5) information describing other benefits to the Adviser resulting from its relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. Finally, the Adviser made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information request, and answered questions from the Independent Trustees.

On April 14, 28 and 29, 2014, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Adviser, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement for each Fund and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high quality people and has been associated with the William Blair Funds since their inception. The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Adviser managed the Funds and knowing the management fee. The Board considered biographical information about the Trust’s officers and the Funds’ portfolio managers, including information on the portfolio managers’ investments in the Fund they manage. The Board also considered the administrative services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, the Adviser’s risk management activities, the compliance program and the Adviser’s expense limitations in place for the Funds’ share classes. The Board noted that the Adviser

32	Semiannual Report	April 30, 2014

pays the compensation of all of the officers and the interested Trustees of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.

Performance. The Board reviewed information on the total return of each Fund for the one year period ended December 31, 2013, along with total return information for a performance peer universe of funds provided by Lipper and a benchmark securities index. The Board considered that the Macro Allocation Fund commenced operations on November 29, 2011 and the Commodity Strategy Long/Short Fund commenced operations on April 25, 2012 and that the Funds had limited operating results. The Lipper performance peer universe for each Fund included funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. The Board considered that each Fund had outperformed the median of its respective Lipper performance peer universe for the one-year period ended December 31, 2013. The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that at times relative performance will be affected by whether the market environment favors or disfavors particular investments or strategies and concluded that the Adviser’s services benefitted the Funds.

Fees and Expenses. Class N and Class I shares. The Board reviewed each Fund’s management fee and expense ratios for Class N and Class I shares and reviewed information comparing the management fee and expense ratios to those of an expense peer group and an expense peer universe of funds provided by Lipper for Class N and Class I shares of each Fund. The Lipper expense peer group for Class N and Class I shares of each Fund (“Class N and Class I Lipper Expense Group”) consisted of a group of retail no-load funds with a similar investment style as classified by Lipper and asset size as the Fund. The Lipper expense peer universe for Class N and Class I shares of each Fund consisted of the Fund’s Class N and Class I Lipper Expense Group and other retail no-load funds with an investment style as classified by Lipper similar to the Fund’s. In considering the Lipper information, the Board noted that the contractual management fee for the Macro Allocation Fund was below the average contractual management fee of its Class N and Class I Lipper Expense Group and the contractual management fee for the Commodity Strategy Long/Short Fund was above the average contractual management fee of its Class N and Class I Lipper Expense Group. The Board considered that the Adviser contractually reduced its management fee for the Commodity Strategy Long/Short Fund from 1.40% of average daily net assets to 1.20% of average daily net assets effective March 1, 2014. The Board noted that, after giving effect to the management fee reduction for the Commodity Strategy Long/Short Fund, the Fund’s contractual management fee remained above the average contractual management fee of its Class N and Class I Lipper Expense Group. The Independent Trustees acknowledged the Adviser’s view that the Class N and Class I Lipper Expense Group was of limited utility for comparison purposes.

Institutional Class shares.1 The Board reviewed the Macro Allocation Fund’s management fee and expense ratio for Institutional Class shares and reviewed information comparing the management fee and expense ratio to those of an expense peer group and an expense peer universe of funds provided by Lipper for Institutional Class shares of the Macro Allocation Fund. The Lipper expense peer group for Institutional Class shares of the Macro Allocation Fund (“Institutional Lipper Expense Group”) consisted of a group of institutional funds with a similar investment style as classified by Lipper and asset size as the Macro Allocation Fund. The Lipper expense peer universe for Institutional Class shares of the Macro Allocation Fund consisted of the Macro Allocation Fund’s Institutional Lipper Expense Group and other institutional funds with an investment style as classified by Lipper similar to the Macro Allocation Fund’s. In considering the Lipper information, the Board noted that the contractual management fees for the Macro Allocation Fund were below the average contractual management fee of its Institutional Lipper Expense Group.

The Board noted the contractual expense limitations in place for each Fund and considered the management fees waived and other expenses reimbursed by the Adviser on behalf of each Fund in 2013, noting that, for the Commodity Strategy Long/Short Fund, the Adviser waived its entire management fee and reimbursed other expenses to the Fund. The Board also considered that the Adviser had previously agreed to continue to contractually limit operating expenses until February 28, 2015 for each Fund, including adjusting the expense limitation for the Commodity Strategy Long/Short Fund to correlate with the management fee reduction.

The Board also reviewed amounts charged by the Adviser to other pooled investment vehicles and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles and institutional accounts. In addition, the Board considered the Adviser’s statement that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds.

[1]	Institutional Class shares have been established and designated for Commodity Strategy Long/Short Fund, but none are currently outstanding.

April 30, 2014	William Blair Funds	33

On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board noted that the Adviser estimated negative profitability in providing services to each Fund in 2013.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s view that the resources required for the Adviser’s fundamental investment process and the liquidity constraints of some of the markets in which the Adviser seeks to invest may subject the Funds to capacity constraints which limit the Adviser’s ability to achieve economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, the Fund’s contractual management fee rate, the expense limitations in place for the Funds and total and net expense ratios, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Adviser. The Board considered benefits derived by the Adviser from its relationship with the Funds, including (1) non-management fee revenue from the Funds in the form of shareholder administration fees and distribution fees and the payment of some of those revenues to third parties, and (2) favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s management fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

34	Semiannual Report	April 30, 2014

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Chairman, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International Ltd. (U.K.) (since 2012)	26	Director, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	26	Potbelly Corporation

Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010	26	AmericaFirst Quantitative Funds (5 portfolios)

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair & Company, L.L.C., the Trust’s investment adviser and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.

April 30, 2014	William Blair Funds	35

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	26	The Hartford Group of Mutual Funds (91 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (2012 to 2014)

Donald J. Reaves,[2] 1946	Trustee	Since 2004	Chancellor of Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	26	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	26	Center for Furniture Craftsmanship (not-for-profit); Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	26	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(2)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Adviser who is also a trustee of the University of Chicago.

36	Semiannual Report	April 30, 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2008-2009)

Stephanie G. Braming, 1970	Senior Vice President	Since 2014	Partner, William Blair & Company, L.L.C.

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2014); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2014); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); UBS Global Asset Management (Americas) Inc. (2000-2009)

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2013); prior thereto, Associate, William Blair & Company, L.L.C (2011-2013); Goldman Sachs (1997-2011)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2009)

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2011); prior thereto, Associate, William Blair & Company, L.L.C.

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C. (since 2008)

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2008)

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

April 30, 2014	William Blair Funds	37

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair & Company, L.L.C.

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2012); Managing Partner, Singer Partners, LLC (2009-2011)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair & Company, L.L.C.

Brian Ziv, 1957	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2014); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2014); Principal, Guidance Capital LLC (2002-2011)

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C. (2006-2012 and since 2014); Partner, William Blair & Company, L.L.C. (2012-2014)

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto, President and CEO of Allegiant Asset Management (2004-2009)

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

Jason Moede, 1971	Vice President	Since 2013	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, TradeLink, LLC (2008-2011)

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)

38	Semiannual Report	April 30, 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.

John Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.
(2)	In November 2008, all current partners of William Blair & Company, L.L.C. became limited partners of WBC Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

April 30, 2014	William Blair Funds	39

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Semiannual Report	April 30, 2014

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder administration fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from November 1, 2013 to April 30, 2014.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA Fiduciary Administration fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

The expenses shown in the examples do not reflect the fees of the Commodity Strategy Long/ Short Fund’s Swap, which are described in the Footnote 1(b) in the Notes to Financial Statements. The costs of the Swap will affect the Fund’s performance.

April 30, 2014	William Blair Funds	41

Fund Expenses (unaudited)

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value 11/1/2013	Ending Account Value 4/30/2014	Expenses Paid During the Period(a)	Annualized Expense Ratio
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,034.10	$7.41	1.47%
Class N-hypothetical 5% return	1,000.00	1,042.71	7.45	1.47
Class I-actual return	1,000.00	1,035.20	6.16	1.22
Class I-hypothetical 5% return	1,000.00	1,043.95	6.18	1.22
Institutional Class-actual return	1,000.00	1,035.50	4.90	0.97
Institutional Class-hypothetical 5% return	1,000.00	1,045.19	4.92	0.97

Expense Example	Beginning Account Value 11/1/2013	Ending Account Value 4/30/2014	Expenses Paid During the Period(a)	Annualized Expense Ratio
Commodity Strategy Long/Short Fund
Class N-actual return	$1,000.00	$976.10	$9.23	1.88%
Class N-hypothetical 5% return	1,000.00	1,040.66	9.53	1.88
Class I-actual return	1,000.00	977.60	8.01	1.63
Class I-hypothetical 5% return	1,000.00	1,041.90	8.27	1.63

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).

42	Semiannual Report	April 30, 2014

BOARD OF TRUSTEES
Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Michelle R. Seitz, Chairman and President
Partner, William Blair & Company, L.L.C.,
Thomas J. Skelly
Retired Managing Partner, Accenture U.S.
Richard W. Smirl, Senior Vice President
Partner, William Blair & Company L.L.C.
Officers
Michael P. Balkin, Senior Vice President
Stephanie G. Braming, Senior Vice President
Karl W. Brewer, Senior Vice President
Thomas Clarke, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Matthew A. Litfin, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
David P. Ricci, Senior Vice President
Brian D. Singer, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
Brian Ziv, Senior Vice President
John Abunassar, Vice President
Peter Carl, Vice President
D. Trowbridge Elliman III, Vice President
David F. Hone, Vice President
Kathleen M. Lynch, Vice President
Jason Moede, Vice President
Paul J. Sularz, Vice President
Christopher Walvoord, Vice President
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Investment Advisor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Vedder Price P.C.
Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

April 30, 2014	Semiannual Report	43

William Blair Funds

Multi-Asset and Alternatives

Macro Allocation Fund

Commodity Strategy Long/Short Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	222 West Adams Street Chicago, Illinois 60606

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds
/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: July 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: July 2, 2014

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: July 2, 2014